UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2011

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Commission file number 1-7436

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland _____________________________________ (State of incorporation)	13-2764867 ______________________________________________ (IRS Employer Identification Number)
452 Fifth Avenue New York, New York ______________________________________________ (Address of principal executive offices)	10018 _____________________ (Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable
_________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

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HSBC USA Inc. (the “Registrant”) has filed a Registration Statement on Form S-3ASR (File No. 333-158385) (the “Registration Statement”) under the Securities Act of 1933, as amended, registering, among other securities, its senior, unsecured debt securities titled “Notes, Series 1” (the “Notes”) that may be offered from time to time.  A legal opinion as to the legality of certain of the Notes and a tax opinion as to certain matters are being filed as Exhibit 5.1 and Exhibit 8.1, respectively, to this Current Report.

(d)	Exhibits.
	Exhibit No.	Description

	5.1	Opinion of Sidley Austin llp as to the legality of certain of the Registrant’s senior, unsecured debt securities titled “Notes, Series 1”
	8.1	Opinion of Sidley Austin llp as to certain federal tax matters
	23.1	Consent of Sidley Austin llp (included in Exhibit 5.1)
	23.2	Consent of Sidley Austin llp (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By: /s/ MICK FORDE
Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated:  December 14, 2011

Exhibit Index
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Exhibit No.	Description

5.1	Opinion of Sidley Austin llp as to the legality of certain of the Registrant’s senior, unsecured debt securities titled “Notes, Series 1”
8.1	Opinion of Sidley Austin llp as to certain federal tax matters